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THORNBURG INVESTMENT TRUST SUPPLEMENT
Dated October 20, 2021

to the

THORNBURG FUNDS PROSPECTUS (THE “RETAIL PROSPECTUS”)
applicable to Class A, C, C2, D and I shares
dated February 1, 2021, as supplemented May 21, 2021 and August 19, 2021

CHANGES TO SELLING FUND SHARES

Effective October 20, 2021, the disclosures under the sub-captions “Redeeming Shares Directly with the Fund” and “Medallion Signature Guarantees” appearing under the caption “Selling Fund Shares” on pages 151 and 152 of the Retail Prospectus are hereby deleted and replaced with the following disclosures:

Redeeming Shares Directly with the Fund

You may use any of the following methods to submit a redemption request directly to the Fund rather than through a financial intermediary:

•Written Instructions. Mail your instructions to the Funds’ Transfer Agent at the address shown on the back cover page of this Prospectus. Your instructions should include: your name; the Fund’s name; your account number; the dollar amount or number of shares to be redeemed; a Medallion Signature Guarantee stamp, if required (see “Medallion Signature Guarantee” below for additional information); and your signature (see “Signature Requirements” below for additional information).

•Telephone and Internet Redemption. Telephone and internet redemption allow you to redeem your shares by telephoning Thornburg at 1-800-847-0200 or online by visiting Thornburg.com. If you would like to opt-out of telephone and internet redemption you can decline by marking the opt-out box on the telephone and online redemption section of your account application. If your account is already established and you would like to add or remove telephone and internet redemption privileges you can do so by completing a telephone redemption form, which you can obtain by calling 1-800-847-0200 or visiting Thornburg.com. If you redeem your shares by telephone or internet, you can have the redemption proceeds sent to you by wire or by Automated Clearing House transfer to the bank account designated on your account application, or by check. Telephone and internet redemptions sent by wire will generally be credited to your bank account on the business day after your shares are redeemed. Neither the Funds, Thornburg, TSC, or the Funds’ Transfer Agent will be responsible for confirming the authenticity of instructions provided by telephone or internet, nor for any loss, liability, cost or expense associated with acting upon such telephone or internet instructions, provided that reasonable procedures are followed to identify the caller or the online user, which may include recording of telephone transactions, using multi-factor authentication, sending written confirmation of such transactions to you, and requesting certain information to confirm the identity of the caller at the time of the transaction. Accordingly, by electing to use telephone and internet redemption you give up a measure of security, and may bear the risk of losses, that you may not otherwise have if you redeem shares only through written instructions. To mitigate those risks, we recommend that you verify the accuracy of each telephone and internet transaction immediately after you receive your confirmation statement for that transaction.

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Medallion Signature Guarantees

If any of the following situations apply to a redemption request that you submit in writing to the Fund’s Transfer Agent, your request may require a Medallion Signature Guarantee, which is intended to protect you and your Fund from fraud.

•You wish to redeem more than $25,000 worth of shares and your account does not have telephone and internet redemption privileges.

•The check is being mailed to a different address than the one on your account (record address).*

•The check is being made payable to someone other than the account owner.*

•The redemption proceeds are being transferred to a Fund account with a different registration.

•The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion Signature Guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion Signature Guarantee.

If you are redeeming shares through your financial intermediary, you should contact that intermediary to determine whether Medallion Signature Guarantee requirements may apply.

*Individual Retirement Account direct rollovers or transfers to an outside custodian or trustee for an amount up to $100,000 are exempt.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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